Fees Summary	Oct. 01, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 300,000,000
Previously Paid Amount	0
Total Fee Amount	45,930
Total Offset Amount	18,540.92
Net Fee	$ 27,389.08